Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Frontier Financial Corporation (the “Corporation”) on Form 10-K for the fiscal year ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick M. Fahey, Chief Executive Officer of the Corporation, and Carol E. Wheeler, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S. C. § 78m or 78o(d); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Patrick M. Fahey
Patrick M. Fahey
Chief Executive Officer
March 10, 2009

/s/ Carol E. Wheeler
Carol E. Wheeler
Chief Financial Officer
March 10, 2009